ARTICLES OF INCORPORATION

                                       OF

                            SECURITY BOND FUND, INC.


                  We, the undersigned incorporators, hereby associate ourselves together to form and establish a corporation for profit under the laws of the State of Kansas.

                  FIRST:  The name of the corporation is:

                            SECURITY BOND FUND, INC.


                  SECOND: The location of its registered office in Kansas is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas 66603.

                  THIRD: The name and address of its registered agent in Kansas is Will J. Miller, Jr., Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas 66603.

                  FOURTH: This corporation is organized for profit and the nature of its business, objects and purposes to be transacted, promoted and carried on, is:

                  (1) To engage in the business of an investment company and mutual fund and to hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, trade, purchase on margin, sell, sell short, assign, pledge, hypothecate, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, bonds, shares, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

                  (2) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereof, securities) now or hereafter permitted by the laws of Kansas, by these Articles of Incorporation and the Bylaws of the corporation, as its Board of Directors may determine.

                  (3) To purchase or otherwise acquire, redeem, hold, dispose of, resell, transfer, or reissue (all without any vote or consent of stockholders of the corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of the State of Kansas, by these Articles of Incorporation and by the Bylaws of the corporation, provided that shares of its own capital stock belonging to it shall not be voted directly or indirectly.

                  (4) To conduct its business in all its branches at one or more offices in Kansas and elsewhere in any part of the world, without restriction or limit as to extent.

                  (5) To carry out all or any of the foregoing purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Kansas, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or sub-divisions thereof, and to do such acts and things and to exercise such powers as a natural person could lawfully make, enter into, do or exercise.

                  (6) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes.

                  It is the intention that each of the purposes, specified in each of the paragraphs of this Article FOURTH, shall be in no wise limited or restricted by reference to or inference from the terms of any other paragraph, but that the purposes specified in each of the paragraphs of this Article FOURTH shall be regarded as independent objects, purposes and powers. The enumeration of the specific purposes of this Article FOURTH shall not be construed to restrict in any manner the general objects, purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes herein shall not be deemed to exclude or in any way limit by inference any objects, purposes or powers which this corporation has power to exercise, whether expressly or by force of the laws of the State of Kansas, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

                  FIFTH: The total number of shares which the corporation shall have authority to issue shall be 3,000,000 shares of capital stock, each of the par value of $1.00. The Board of Directors shall have the power to fix the consideration to be received by the corporation for any and all shares of stock issued by the corporation, but at not less than the par value thereof.

                  The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the corporation:

                  (1) At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of capital stock standing in this name on the books of the corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, on any two or more of them as he may see fit.

                  (2) No holder of any shares of stock of the corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class.

                  (3) All persons who shall acquire stock in the corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

                  SIXTH: The minimum amount of capital with which the corporation will commence business is One Thousand Dollars.

                  SEVENTH: The name and places of residence for each of the incorporators are as follows:

                         Names                           Places of Residence
                         Dean L. Smith                   1800 W. 26th
                                                         Topeka, Kansas 66611

                         Will J. Miller, Jr.             2824 Plass Street
                                                         Topeka, Kansas 66611

                         Everett S. Gille                2832 Plass Street
                                                         Topeka, Kansas 66611

                  EIGHTH: The duration of the corporate existence of the corporation is one hundred years.

                  NINTH: The number of directors to constitute the Board of Directors of the corporation, which shall be a minimum of three and a maximum of nine, may be varied from time to time by the Board of Directors or stockholders of the corporation between said minimum and maximum. Unless otherwise provided by the Bylaws of the corporation, the directors of the corporation need not be stockholders therein.

                  TENTH:
                  (1) Except as may be otherwise specifically provided by (i) statute, (ii) the Articles of Incorporation of the corporation as from time to time amended or (iii) bylaw provisions adopted from time to time by the stockholders or directors of the corporation, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the Board of Directors.

                  (2) If the Bylaws so provide, the Board of Directors, by resolution adopted by a majority of the whole board, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in said resolution or in the Bylaws of the corporation, shall have and exercise all of the authority of the Board of Directors in the management of the corporation.

                  (3) Shares of stock in other corporations shall be voted by the President or a Vice President, or such officer or officers of the corporation as the Board of Directors shall from time to time designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the corporation outstanding and entitled to vote in respect thereto.

                  (4) Subject only to the provisions of the federal Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any director, officer or employee individually, or any partnership of which any director, officer or employee may be a member, or any corporation or association of which any director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any director of the corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

                  (5) The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable in the manner and to the extent now or hereafter permitted by the Bylaws of the corporation and by the laws of Kansas.

                  ELEVENTH: The private property of the stockholders shall not be a subject to the payment of the debts of the corporation.

                  TWELFTH: Insofar as permitted under the laws of Kansas, the stockholders and directors shall have power to hold their meetings, if the Bylaws so provide, and to keep the books and records of the corporation outside of the State of Kansas, and to have one or more offices, within or without the State of Kansas, at such places as may be from time to time designated in the Bylaws or by resolution of the stockholders or directors.

                  THIRTEENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them, secured or unsecured, or between this corporation and its stockholders, or any class of them, any court, state or federal, of competent jurisdiction within the State of Kansas may on the application in a summary way of this corporation, or of any creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this corporation by any court, state or federal, of competent jurisdiction, order a meeting of the creditors of class of creditors secured or unsecured or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the stockholders, or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                  FOURTEENTH: The corporation reserves the right to alter, amend or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Kansas, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the corporation reserves the right and privilege to amend its Articles of Incorporation from time to time so as to authorize other or additional classes of shares (including preferential shares), to increase or decrease the number of shares of any class now or hereafter authorized, to establish, limit or deny to stockholders of any class the right to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preferences, designations, priorities, special powers, qualifications, limitations, restrictions and the special, participating, optional or relative rights or other characteristics in respect of the shares of each class, and to accept and avail itself of, or subject itself to, the provisions of any statutes of Kansas hereafter enacted pertaining to private corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon, or, in the event the statutes of Kansas then in effect require a separate vote by classes of shares, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon, or, in the event the statutes of Kansas then in effect require a larger vote, upon such larger vote of the stockholders entitled to vote thereon as may then be required by such statutes.

                  IN WITNESS WHEREOF, we have hereunto subscribed our names this 9th day of September, 1970.

                                          DEAN L. SMITH
                                          --------------------------------------
                                          Dean L. Smith

                                          WILL J. MILLER
                                          --------------------------------------
                                          Will J. Miller, Jr.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Personally appeared before me, a notary public in and for Shawnee County, Kansas, the above named DEAN L. SMITH, WILL J. MILLER and EVERETT S. GILLE, who are personally known to me to be the same persons who executed the foregoing instrument of writing, and such persons duly acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 9th day of September, 1970.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

My commission expires January 8, 1972

          Topeka, Kansas                                       September 9, 1970
                                                                      Date


                          OFFICE OF SECRETARY OF STATE


                  RECEIVED OF   SECURITY BOND FUND, INC.

                  and deposited in the State Treasury, fees on these Articles of Incorporation as follows:

                   Application Fee...............................     $25.00

                   Filing and Recording Fee......................     $2.50

                   Capitalization Fee............................     $1,550.00


                                          ELWILL M. SHANAHAN
                                          --------------------------------------
                                          Secretary of State

                     CHANGE OF LOCATION OF REGISTERED OFFICE
                                     AND/OR
                            CHANGE OF RESIDENT AGENT


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, Vice President and Larry D. Armel, Secretary of Security Bond Fund, Inc. a corporation organized and existing under and by virtue of the laws of the State of Kansas, do hereby certify that a regular meeting of the Board of Directors of said corporation held on the 11th day of July, 1975, the following resolution was duly adopted.

         Be it further resolved that the Resident Agent of said corporation in the State of Kansas be changed from Will J. Miller, Jr., 700 Harrison Street, Topeka, Shawnee, Kansas the same being of record in the office of Secretary of State of Kansas to Security Management Company, Inc. 700 Harrison Street, Topeka, Shawnee, Kansas 66636.

         The President and Secretary are hereby authorized to file and record the same in the manner as required by law:

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, Vice-President

                                          LARRY D. ARMEL
                                          --------------------------------------
                                          Larry D. Armel, Secretary


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered that before me Lois J. Hedrick a Notary Public in and for the County and State aforesaid, came Everett S. Gille, Vice-President and Larry D. Armel, Secretary, of Security Bond Fund, Inc. a corporation personally known to me to be the persons who executed the foregoing instrument of writing as vice president and secretary respectively, and duly acknowledged the execution of the same this 11th day of July, 1975.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

My commission expires January 8, 1976

         NOTE:    This form must be filed in duplicate.
                  Address of Resident Agent and Registered Office, as set forth above, must be the same.
                  The statutory fee for filing is $20.00 and must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                            SECURITY BOND FUND, INC.
--------------------------------------------------------------------------------


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, President, and Lois J. Hedrick, Assistant Secretary of Security Bond Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that at the regular meeting of the Board of Directors of said corporation held on the 7th day of January, 1977 said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

         RESOLVED, that whereas the board of directors deems it advisable and in the best interests of the corporation to increase the authorized capitalization of the corporation, that the articles of incorporation of the Fund be amended by deleting the first paragraph of Article FIFTH in its entirety, and by inserting, in lieu thereof, the following new first paragraph of Article FIFTH:

                           FIFTH: The total number of shares which the
                  corporation shall have authority to issue shall be 6,000,000 shares of capital stock, each of the par value of $1.00. The board of directors shall have the power to fix the consideration to be received by the corporation for any and all shares of stock issued by the corporation, but at not less than the par value thereof.

         FURTHER RESOLVED, that the foregoing proposed amendment to the Articles of Incorporation of the Fund be presented to the stockholders of the Fund for consideration at the annual meeting of stockholders to be held on March 25, 1977.

         That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 25th day of March, 1977, said stockholders met and convened and considered said proposed amendment.

         That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 534,468 (common) shares in favor of the proposed amendment and 9,925 (common) against the amendment.

         That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602.

         That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation this 30th day of March, 1977.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, Vice-President

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Lois J. Hedrick, Assistant Secretary

STATE OF KANSAS               )
                              ) ss
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Janet M. Ladd a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President and Lois J. Hedrick, Assistant Secretary of Security Bond Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and assistant secretary respectively, and duly acknowledged the execution of the same this 30th day of March, 1977.

JANET M. LADD
------------------------------------------------------
Notary Public

My commission expires September 3, 1980.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                            SECURITY BOND FUND, INC.
--------------------------------------------------------------------------------


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, President, and Larry D. Armel, Secretary of Security Bond Fund, Inc. a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that at the regular meeting of the Board of Directors of said corporation held on the 5th day of January, 1979, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

         RESOLVED, that whereas the board of directors deems it advisable and in the best interests of the corporation to increase the authorized capitalization of the corporation, that the articles of incorporation of the Fund be amended by deleting the first paragraph of Article FIFTH in its entirety, and by inserting, in lieu thereof, the following new first paragraph of Article FIFTH:

                           FIFTH: The total number of shares which the
                  corporation shall have authority to issue shall be 10,000,000 shares of capital stock, each of the par value of $1.00. The board of directors shall have the power to fix the consideration to be received by the corporation for any and all shares of stock issued by the corporation, but at not less than the par value thereof.

         FURTHER RESOLVED, that the foregoing proposed amendment to the Articles of Incorporation of the Fund be presented to the stockholders of the Fund for consideration at the annual meeting of stockholders to be held on March 23, 1979.

         That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 23rd day of March, 1979, said stockholders met and convened and considered said proposed amendment.

         That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 1,987,933 (common) shares in favor of the proposed amendment and 95,636 (common) shares against the amendment.

         That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602.

         That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation this 23rd day of March, 1979.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, President

                                          LARRY D. ARMEL
                                          --------------------------------------
                                          Larry D. Armel, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President and Larry D. Armel, Secretary of Security Bond Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and assistant secretary respectively, and duly acknowledged the execution of the same this 23rd day of March, 1979.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

My commission expires January 8, 1980.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                            SECURITY BOND FUND, INC.


         We, Everett S. Gille, President, and Larry D. Armel, Secretary of Security Bond Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas, 66636, do hereby certify that at the regular meeting of the board of directors of said corporation held on the 9th day of January, 1981, said board adopted resolutions setting forth the following amendments to the articles of incorporation and declared their advisability:

         "RESOLVED, that the articles of incorporation of Security Bond Fund, Inc. as heretofore amended, be further amended by deleting Article FIRST in its entirety and by inserting, in lieu thereof, the following new Article FIRST:

                  'FIRST:  The name of the corporation is:
                              SECURITY BOND FUND.'"

         "RESOLVED, that the articles of incorporation of Security Bond Fund, Inc., as heretofore amended, be further amended by deleting the first paragraph of Article FIFTH and by inserting, in lieu thereof, the following:

                  'FIFTH: The total number of shares which the corporation shall have authority to issue is 100,000,000 shares of capital stock, each of the par value of $1.00 per share. The board of directors shall have the power to fix the consideration to be received by the corporation for any and all shares of stock issued by the corporation, but at not less than the par value thereof'.

         FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendments to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendments.

         FURTHER RESOLVED, that at the annual meeting of the stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on March 27, 1981, beginning at 10:00 a.m. on that day, the matter of the aforesaid proposed amendments to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

         FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendments to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the said proposed amendments to the articles of incorporation of this corporation."

         That thereafter, pursuant to said resolutions and in accordance with the bylaws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendments and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 27th day of March, 1981, said stockholders met and convened and considered said proposed amendments.

         That at said meeting the stockholders entitled to vote did vote upon the amendment to Article FIRST, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were (Common Stock) 2,559,350 shares in favor of the proposed amendment, (Common Stock) 223,217 shares against the amendment, and (Common Stock) 477 shares abstained; and

         That at said meeting the stockholders entitled to vote did vote upon the amendment to Article FIFTH, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were (Common Stock) 2,546,301 shares in favor of the proposed amendment, (Common Stock) 236,266 shares against the amendment, and (Common Stock) 477 shares abstained.

         That said amendments were duly adopted in accordance with the provisions of K.S.A. 16-6602, as amended.

         That the capital of said corporation will not be reduced under or by reason of said amendments.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation, this 30th day of March, 1981.

[Seal]
                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, President

                                          LARRY D. ARMEL
                                          --------------------------------------
                                          Larry D. Armel, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President, and Larry D. Armel, Secretary, of Security Bond Fund, Inc., a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 30th day of March, 1981.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  January 8, 1984.

Submit in duplicate
A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                               SECURITY BOND FUND

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, President, and Larry D. Armel, Secretary of Security Bond Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that at the regular meeting of the Board of Directors of said Corporation held on the 7th day of January, 1983, said board adopted resolutions setting forth the following amendments to the Articles of Incorporation and declared their advisability, to wit:

         "RESOLVED, that the articles of incorporation of Security Bond Fund, as heretofore amended, be further amended by deleting Article FIFTH in its entirety and by inserting, in lieu thereof, the following new Article
         FIFTH:

                  'FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of common stock, of the par value of One Dollar ($1.00) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

                  The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the corporation:

                           (1) At all meetings of stockholders each stockholder
                  of the corporation of any class or series shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of capital stock of any class or series standing in his name on the books of the corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder of any class or series shall be entitled to as many votes as shall equal the number of shares of stock of any class or series multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit.

                           (2) All shares of stock of the corporation of any
                  class or series shall be nonassessable.

                           (3) No holder of any shares of stock of the
                  corporation of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any shares of stock of the corporation of any class or series, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or series or carrying or evidencing any right to purchase shares of stock of any class or series.

                           (4) All persons who shall acquire stock in the
                  corporation shall acquire the same subject to the provisions of these articles of incorporation".

         FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendment to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendment.

         FURTHER RESOLVED, that at the annual meeting of the stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on March 25, 1983, beginning at 10:00 a.m. on that day, the matter of the aforesaid proposed amendment to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

         FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendment to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the proposed amendment to the articles of incorporation of this corporation.

         That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 25th day of March, 1983, said stockholders met and convened and considered said proposed amendment.

         That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were

3,242,059 Common Stock shares in favor of the proposed amendment,
  170,544 Common Stock shares against the amendment, and 3,642 Common Stock shares abstained from voting on the amendment.

         That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

         That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation, this 30th day of March, 1983.

[Seal]
                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, President

                                          LARRY D. ARMEL
                                          --------------------------------------
                                          Larry D. Armel, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President, and Larry D. Armel, Secretary, of Security Bond Fund, a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 30th day of March, 1983.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  January 8, 1984.

Submit to this office in duplicate.
A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                               SECURITY BOND FUND

         We, Everett S. Gille, President, and Barbara W. Rankin, Secretary, of Security Bond Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is at 700 Harrison Street, in the city of Topeka, county of Shawnee, 66636, Kansas, do hereby certify that at the special meeting of the Board of Directors of said corporation held on the 3rd day of May, 1985, said board adopted a resolution setting forth the following amendments to the Articles of Incorporation and declared its advisability:

         "RESOLVED, that the articles of incorporation of Security Bond Fund, as heretofore amended, be further amended by deleting Article FIRST in its entirety and by inserting, in lieu thereof, the following new Article
         FIRST:

                  "FIRST: The name of the corporation (hereinafter called the Corporation) is SECURITY INCOME FUND."

         FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendment to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendment.

         FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendment to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the proposed amendment to the articles of incorporation of this corporation."

         We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, on the 12th day of July, 1985, said stockholders convened and considered the proposed amendment.

         We further certify that at said meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment, and that the votes were 2,996,852 common shares in favor of the proposed amendment and 406,842 common shares against the amendment.

         We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

         We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this 23rd day of July, 1985.

[Seal]

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          Everett S. Gille, President

                                          BARBARA W. RANKIN
                                          --------------------------------------
                                          Barbara W. Rankin, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, a Notary Public in and for the aforesaid county and state, personally appeared Everett S. Gille, President, and Barbara W. Rankin, Secretary, of Security Bond Fund, a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Amendment to Articles of Incorporation, and duly acknowledged the execution of the same this 23rd day of July, 1985.

                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  June 1, 1988

            THIS FORM MUST BE SUBMITTED TO THIS OFFICE IN DUPLICATE.
               THE FILING FEE OF $20 MUST ACCOMPANY THIS DOCUMENT.

MAIL THIS DOCUMENT, WITH FEE, TO:
Secretary of State
Capitol, 2nd Floor
Topeka, KS 66612

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                                 OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, President, and Barbara W. Rankin, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the board of directors by the provisions of the corporation's articles of incorporation, the board of directors of said corporation at its regular meeting duly convened and held on the 3rd day of May, 1985, adopted resolutions establishing two separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

         RESOLVED, that, pursuant to Article FIFTH of the Fund's articles of incorporation, the Fund shall be authorized to issue 200,000 shares of common stock of the Fund, each of the par value of One Dollar ($1.00) per share, in the Corporate Bond Series, the investment objective of which shall be identical to that of current investment objective of the Fund, to wit: to conserve principal while generating interest income by investing in upper medium to high-grade debt securities, primarily those issued by U.S. and Canadian corporations and securities which are obligations of or guaranteed by the U.S. Government or any of its agencies. The Fund shall also be authorized to issue 200,000 shares of common stock of the Fund, each of the par value of One Dollar ($1.00) per share, in the U.S. Government Series, the investment objective of which is to provide a high level of interest income with security of principal by investing in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities.

         FURTHER RESOLVED, that the powers, rights, qualifications, limitations and restrictions of the shares of the Fund's series of common stock, as set forth in the minutes of the January 7, 1983 meeting of this board of directors, are hereby reaffirmed and incorporated by reference in the minutes of this meeting.

         FURTHER RESOLVED, that the issuance of shares in the above described series shall take place upon the effectiveness of the Fund's post-effective amendment, filed with the Securities and Exchange Commission, updating the material contained in the Fund's registration statement and reflecting the conversion of the Fund into an investment company of the Series type, as further authorized below.

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all other action as may be necessary to effectuate the proposed conversion.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 26th day of July, 1985.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          EVERETT S. GILLE, President

                                          BARBARA W. RANKIN
                                          --------------------------------------
                                          BARBARA W. RANKIN, Secretary

STATE OF KANSAS               )
                              ) ss.:
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and BARBARA W. RANKIN, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 26th day of July, 1985.


                                          LOIS J. HEDRICK
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  June 1, 1988.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND

STATE OF KANSAS               )
                              ) ss.:
COUNTY OF SHAWNEE             )

         We, Everett S. Gille, President, and Barbara W. Rankin, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the board of directors by the provisions of the corporation's articles of incorporation, the board of directors of said corporation at its regular meeting duly convened and held on the 10th day of January, 1986, adopted resolutions establishing a third separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

         RESOLVED, that, pursuant to the Article FIFTH of the Fund's articles of incorporation, the Fund shall be authorized to issue 100,000,000 shares of common stock of the Fund, each of the par value of One Dollar ($1.00) per share, in the High-Yield Series, the investment objective of which is to seek high current income by investing in higher yielding, long-term securities.

         FURTHER RESOLVED, that, the powers, rights, qualifications, limitations and restrictions of the shares of the Fund's series of common stock, as set forth in the minutes of the January 7, 1983 meeting of this board of directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

         FURTHER RESOLVED, that, the issuance of shares in the above described series shall take place upon the effectiveness of the Fund's post-effective amendment, filed with the Securities and Exchange Commission, updating the material contained in the Fund's registration statement and reflecting the conversion of the Fund into an investment company of the Series type, as further authorized below.

         FURTHER RESOLVED, that the appropriate officers of the corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all appropriate governmental offices any and all other action as may be necessary to effectuate the proposed conversion.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 6th day of February, 1986.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          EVERETT S. GILLE, President

                                          BARBARA W. RANKIN
                                          --------------------------------------
                                          BARBARA W. RANKIN, Secretary

STATE OF KANSAS               )
                              ) ss.:
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Glenda J. Overstreet, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and BARBARA W. RANKIN,Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 6th day of February, 1986.


                                          GLENDA J. OVERSTREET
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  February 1, 1990

                                     AMENDED
                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND

STATE OF KANSAS               )
                              ) ss.:
COUNTY OF SHAWNEE             )

                  We, Everett S. Gille, President, and Barbara W. Rankin, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the board of directors by the provisions of the corporation's articles of incorporation, the board of directors of said corporation at its regular meeting duly convened and held on the 10th day of January, 1986, adopted resolutions establishing two separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

                  RESOLVED, that, pursuant to the Article FIFTH of the Fund's articles of incorporation, the Fund shall be authorized to issue 200,000,000 shares of common stock of the Fund, each of the par value of One Dollar ($1.00) per share, in the Corporate Bond Series, the investment objective of which shall be identical to that of current investment objective of the Fund, to wit: to conserve principal while generating interest income by investing in upper medium to high-grade debt securities primarily those issued by U.S. and Canadian corporations and securities which are obligations of or guaranteed by the U.S. Government or any of its agencies. The Fund shall also be authorized to issue 200,000,000 shares of common stock of the Fund, each of the par value of One Dollar ($1.00) per share, in the U.S. Government Series, the investment objective of which is to provide a high level of interest income with security of principal by investing in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities.

                  FURTHER RESOLVED, that, the powers, rights, qualifications, limitations and restrictions of the shares of the Fund's series of common stock, as set forth in the minutes of the January 7, 1983 meeting of this board of directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

                  FURTHER RESOLVED, that, the issuance of shares in the above described series shall take place upon the effectiveness of the Fund's post-effective amendment, filed with the Securities and Exchange Commission, updating the material contained in the Fund's registration statement and reflecting the conversion of the Fund into an investment company of the Series type, as further authorized below.

                  FURTHER RESOLVED, that the appropriate officers of the corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all appropriate governmental offices any and all other action as may be necessary to effectuate the proposed conversion.

                  IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 6th day of February, 1986.

                                          EVERETT S. GILLE
                                          --------------------------------------
                                          EVERETT S. GILLE, President

                                          BARBARA W. RANKIN
                                          --------------------------------------
                                          BARBARA W. RANKIN, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

                  Be it remembered, that before me, Glenda J. Overstreet, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and BARBARA W. RANKIN, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 6th day of February, 1986.


                                          GLENDA J. OVERSTREET
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  February 1, 1990

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                              SECURITY INCOME FUND


         We, Michael J Provines, President, and Amy J. Lee, Secretary of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability;

         "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

         A. for any breach of his or her duty of loyalty to the corporation or to its stockholders: B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
         C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
         D. for any transaction from which the director derived an improper personal benefit."

         We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

         We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

         We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

         We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 19th day of April, 1988.

                                          MICHAEL J. PROVINES
                                          --------------------------------------
                                          Michael J. Provines, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

                  Be it remembered, that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J. Lee, Secretary, of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 19th day of April, 1988.

CONNIE BRUNGARDT
------------------------------------------------------
Notary Public

My Commission Expires:  November 30, 1991.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                           WITH $20.00 FILING FEE, TO:

                               Secretary of State
                               Capitol. 2nd Floor
                                Topeka, KS 66612
                                 (913) 296-2236

                           CERTIFICATE OF DISSOLUTION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND

                      PURSUANT TO K.S.A. SECTION 17-6401(g)


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )


We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation by unanimous written consent dated December 9, 1991, adopted a resolution dissolving the High Yield Series of common stock of the corporation, which resolution provided in its entirety as follows:

                  RESOLVED, that as of December 9, 1991, there are no authorized shares of the High Yield Series of Security Income Fund outstanding and none will be issued in the future.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 9th day of December, 1991.

                                          MICHAEL J. PROVINES
                                          --------------------------------------
                                          Michael J. Provines, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

Be it remembered, that on this 9th day of December, 1991, before me, the undersigned a notary public in and for the county and state aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same to be the act and deed of said corporation.

In testimony whereof, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

                                          LINDA K. GIFFORD
                                          --------------------------------------
                                          Notary Public

My Commission Expires:  November 1, 1993.

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              SECURITY INCOME FUND

We, Michael J Provines, President , and Amy J. Lee, Secretary of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

         We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

         We further certify that at a meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

         We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

         IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 27th day of July, 1993.

                                          MICHAEL J. PROVINES
                                          --------------------------------------
                                          Michael J. Provines, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J. Lee, Secretary, the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 27th day of July, 1993.

(NOTARIAL SEAL)                           PEGGY S. AVEY
                                          --------------------------------------
                                          Notary Public

                                          My commission expires:
                                          November 21, 1996.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY INCOME FUND

The Board of Directors of Security Income Fund recommends that the Articles of Incorporation be amended by deleting Article Fifth in its entirety and by inserting, in lieu therefor, the following new Article:

FIFTH: The total number of shares of stock which the corporation shall have authority to issue shall be Four Hundred Million (400,000,000) shares of common stock, each of the par value of One Dollar ($1.00) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the corporation (unless provided otherwise by the board of directors with respect to any such additional class or series at the time of establishing and designating such additional class or series):

(1) At all meetings of stockholders each stockholder of the corporation of any class or series shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of capital stock of any class or series standing in the stockholder's name on the books of the corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder of any class or series shall be entitled to as many votes as shall equal the number of shares of stock of any class or series multiplied by the number of directors to be elected, and stockholders may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as they may see fit.

(2) All shares of stock of the corporation of any class or series shall be nonassessable.

(3) No holder of any shares of stock of the corporation of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any shares of stock of the corporation of any class or series, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or series or carrying or evidencing any right to purchase shares of stock of any class or series.

(4) All persons who shall acquire stock in the corporation shall acquire the same subject to the provisions of these articles of incorporation.

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND

STATE OF KANSAS               )
                              )ss.
COUNTY OF SHAWNEE             )

We, Michael J. Provines, President, and Brenda M. Luthi, Assistant Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 23rd day of July, 1993, adopted resolutions establishing two new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which set forth the preferences, rights, privileges and restrictions of the separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

RESOLVED that, pursuant to the authority vested in the Board of Directors of Security Income Fund by its Articles of Incorporation, the officers of the Fund are hereby directed and authorized to establish two new series of the Fund and to redesignate the existing series. The existing series shall be known as Corporate Bond Series A and U.S. Government Series A. The new series hereby established shall be known as Corporate Bond Series B and U.S. Government Series
B. The officers of the Fund are hereby directed and authorized to allocate 100,000,000 $1.00 par value shares of the Fund's authorized capital stock of 400,000,000 shares to each series.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interest of all series, then only stockholders of the affected series shall be entitled to vote and
         (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment

                  Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available thereof.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A and B shall
                  represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B and the U.S. Government Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B or U.S. Government Series A and B to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B or the U.S. Government Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B or the U.S. Government Series B (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Corporate Bond Series A or U.S. Government Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the Corporation this 19th day of October, 1993.

                                          MICHAEL J. PROVINES
                                          --------------------------------------
                                          Michael J. Provines, President

                                          BRENDA M. LUTHI
                                          --------------------------------------
                                          Brenda M. Luthi, Assistant Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me, Peggy S. Avey, a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Brenda M. Luthi, Assistant Secretary, of Security Income Fund, a Kansas Corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 19th day of October, 1993.

(NOTARIAL SEAL)                           PEGGY S. AVEY
                                          --------------------------------------
                                          Notary Public

My commission expires:  November 21, 1996

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              SECURITY INCOME FUND

We, John D. Cleland, President , and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of the corporation this 21st day of December, 1994.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Income Fund, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged the execution, of the same this 21st day of December, 1994

                                          JUDITH M. RALSTON
                                          --------------------------------------
                                          Notary Public
(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY INCOME FUND


The Board of Directors of Security Income Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fifth and by inserting, in lieu therefor, the following new Article:

         FIFTH: The total number of shares of stock which the corporation shall have authority to issue shall be one billion (1,000,000,000) shares of common stock, each of the par value of one dollar ($1.00) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              )ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of October, 1994, adopted resolutions (i) establishing two new series of common stock in addition to those four series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the six separate series of common stock of the corporation. Resolutions were also adopted which for the two new series set forth and for the existing four series reaffirmed, the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Income Fund in addition to the four separate series of common stock presently issued by the fund designated as U.S. Government Series A, U.S. Government Series B, Corporate Bond Series A and Corporate Bond Series B.

WHEREAS, the corporation's shareholders will consider an amendment to the corporation's articles of incorporation to increase the authorized capital stock of the corporation from 400,000,000 to 1,000,000,000 shares, at a meeting of shareholders to be held December 21, 1994; and

WHEREAS, upon approval by shareholders of the proposed amendment to the corporation's articles of incorporation, the Board of Directors wishes to reallocate the 1,000,000,000 shares of authorized capital stock among the series.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Income Fund designated as Limited Maturity Bond Series A and Limited Maturity Bond Series B.

FURTHER RESOLVED, that, upon approval by shareholders of an amendment increasing the corporation's authorized capital stock from 400,000,000 to 1,000,000,000 shares, the officers of the corporation are hereby directed and authorized to allocate the corporation's authorized capital stock of 1,000,000,000 shares as follows: 200,000,000 $1.00 par value shares to each of Corporate Bond Series A and B; 100,000,000 $1.00 par value shares to each of U.S. Government Series A and B; 100,000,000 $1.00 par value shares to each of Limited Maturity Bond Series A and B; and 200,000,000 $1.00 par value shares shall remain unallocated.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
         (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National
                  Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A and B shall
                  represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Limited Maturity
                  Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B, the U.S. Government Series A and B, and Limited Maturity Bond Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B,

                  U.S. Government Series A and B, or Limited Maturity Bond Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Limited Maturity Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Limited Maturity Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Limited Maturity Bond Series. Stockholders of the Limited Maturity Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B, U.S. Government Series A and B, or Limited Maturity Bond Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B, U.S. Government Series B, or Limited Maturity Bond Series B, (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Corporate Bond Series A, U.S. Government Series A, Limited Maturity Bond Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

We hereby certify that pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment to the articles of incorporation, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment. We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 21st day of December, 1994.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary


                                          JUDITH M. RALSTON
                                          --------------------------------------
                                          Notary Public

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              )ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 3rd day of February, 1995, adopted resolutions (i) establishing two new series of common stock in addition to those six series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the eight separate series of common stock of the corporation. Resolutions were also adopted which for the two new series set forth and for the existing six reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Income Fund in addition to the six separate series of common stock presently issued by the fund designated as U.S. Government Series A, U.S. Government Series B, Corporate Bond Series A, Corporate Bond Series B, Limited Maturity Bond Series A and Limited Maturity Bond Series B.

WHEREAS, the Board of Directors wishes to reallocate the 1,000,000,000 shares of authorized capital stock among the series.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Income Fund designated as Global Aggressive Bond Series A and Global Aggressive Bond Series B.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to allocate the corporation's authorized capital stock of 1,000,000,000 shares as follows: 200,000,000 $1.00 par value shares to each of Corporate Bond Series A and B; 100,000,000 $1.00 par value shares to each of U.S. Government Series A and B; 100,000,000 $1.00 par value shares to each of Limited Maturity Bond Series A and B; and 100,000,000 $1.00 par value shares to each of Global Aggressive Bond Series A and B.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National
                  Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A and B shall
                  represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Limited Maturity
                  Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.
                  Outstanding shares of Global Aggressive Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B, the U.S. Government Series A and B, Limited Maturity Bond Series A and B, and Global Aggressive Bond Series A and B respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B, U.S. Government Series A and B, or Limited Maturity Bond Series A and B, or Global Aggressive Bond Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Limited Maturity Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Limited Maturity Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Limited Maturity Bond Series. Stockholders of the Limited Maturity Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Aggressive Bond Series A and B represent a stockholder interest in a particular fund of assets and accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global Aggressive Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be born exclusively by the affected Global Aggressive Bond Series. Stockholders of the Global Aggressive Bond Series A and B shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, or Global Aggressive Bond Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B, U.S. Government Series B, Limited Maturity Bond Series B, or Global Aggressive Bond Series B, (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Corporate Bond Series A, U.S. Government Series A, Limited Maturity Bond Series A, or Global Aggressive Bond Series A respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 3rd day of February, 1995.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me, Connie Brungardt a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution, of the same this 3rd day of February, 1995.

                                          CONNIE BRUNGARDT
                                          --------------------------------------
                                          Notary Public
(NOTARIAL SEAL)

My commission expires:  November 30, 1998

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 2nd day of February, 1996, adopted resolutions authorizing the corporation to issue an indefinite number of shares of capital stock of each of the eight series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

         WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation that is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

         WHEREAS, the corporation is registered as an open-end investment company under the 1940 Act; and

         WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the eight series of common stock of the corporation;

         NOW THEREFORE BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of U.S. Government Series A, U.S. Government Series B, Corporate Bond Series A, Corporate Bond Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global Aggressive Bond Series A, and Global Aggressive Bond Series B;

         FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the February 3, 1995, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The undersigned do hereby certify that the foregoing amendment to the corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid County and State, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the same persons who executed the foregoing instrument of writing and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                          L. CHARMAINE LUCAS
                                          --------------------------------------
                                          Notary Public
(NOTARIAL SEAL)

My commission expires:  April 1, 1998

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              SECURITY INCOME FUND

We, John D. Cleland, President , and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a regular meeting of the Board of Directors of said corporation, held on the 2nd day of February, 1996, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security Income Fund recommends that the Articles of Incorporation be amended by deleting Article Fifth in its entirety and by inserting, in lieu thereof, the following new Article:

FIFTH: The corporation shall have authority to issue an indefinite number of shares of common stock, of the par value of one dollar ($1.00) per share. The board of directors of the Corporation is expressly authorized to cause shares of common stock of the Corporation authorized herein to be issued in one or more series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such series.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

BE IT REMEMBERED, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Income Fund, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged the execution of the same this 2nd day of February, 1996.


                                          L. CHARMAINE LUCAS
                                          --------------------------------------
                                          Notary Public
(NOTARIAL SEAL)

My commission expires:  April 1, 1998

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 3rd day of May, 1996, adopted resolutions (i) establishing two new series of common stock in addition to those eight series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the ten separate series of common stock of the corporation. Resolutions were also adopted, which for thw two new series set forth and for the existing eight reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Income Fund in addition to the eight separate series of common stock presently issued by the fund designated as Corporate Bond Series A, Corporate Bond Series B, U.S. Government Series A, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global Aggressive Bond Series A and Global Aggressive Bond Series B; and

WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the ten series of common stock of the corporation;

NOW, THEREFORE, BE IT RESOLVED, that the officers of the corporation are hereby directed and authorized to establish two new series of the Security Income Fund designated as High Yield Series A and High Yield Series B.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Corporate Bond Series A, Corporate Bond Series B, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global Aggressive Bond Series A, and Global Aggressive Bond Series B, High Yield Series A and High Yield Series B;

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
         (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National
                  Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A and B shall
                  represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Limited Maturity
                  Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.
                  Outstanding shares of Global Aggressive Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of High Yield Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, and High Yield Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, or High Yield Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Limited Maturity Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Limited Maturity Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Limited Maturity Bond Series. Stockholders of the Limited Maturity Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Aggressive Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global Aggressive Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Aggressive Bond Series. Stockholders of the Global Aggressive Bond Series A and B shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of High Yield Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to High Yield Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected High Yield Series. Stockholders of the High Yield Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, or High Yield Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B, U.S. Government Series B, Limited Maturity Bond Series B, Global Aggressive Bond Series B, or High Yield Series B, (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Corporate Bond Series A, U.S. Government Series A, Limited Maturity Bond Series A, Global Aggressive Bond Series A, or High Yield Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 13th day of May, 1996.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the same persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 13th day of May, 1996.

(NOTARIAL SEAL)                                       JANA R. SELLEY
                                          --------------------------------------
                                                      Notary Public
My commission expires:  June 14, 1996

                          CERTIFICATE CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of February, 1997, adopted resolutions changing the name of Global Aggressive Bond Series A and Global Aggressive Bond Series B, existing series of common stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the change in name of an existing series of common stock, from Global Aggressive Bond Series A and B to Global High Yield Series A and B to more accurately reflect the investment objectives of the series.

WHEREAS, there are no changes in the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

NOW, THEREFORE, BE IT RESOLVED, that, the name of Global Aggressive Bond Series A and Global Aggressive Bond Series B of Security Income Fund is hereby changed to Global High Yield Series A and Global High Yield Series B, respectively;

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.


                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS                 )
                                ) ss.
COUNTY OF SHAWNEE               )

         Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 12th day of March, 1997.

                                                    L. CHARMAINE LUCAS
                                          --------------------------------------
                                                      Notary Public

(NOTARIAL SEAL)

My commission expires April 1, 1998

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )


We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of February, 1997, adopted resolutions (i) establishing four new series of common stock in addition to those ten series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the fourteen separate series of common stock of the corporation. Resolutions were also adopted, which for the four new series set forth and for the existing ten reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of four new series of common stock of Security Income Fund in addition to the ten separate series of common stock presently issued by the fund designated as Corporate Bond Series A, Corporate Bond Series B, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global Aggressive Bond Series A, Global Aggressive Bond Series B, High Yield Series A and High Yield Series B; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the fourteen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish four new series of Security Income Fund designated as Emerging Markets Total Return Series A, Emerging Markets Total Return Series B, Global Asset Allocation Series A and Global Asset Allocation Series B.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Corporate Bond Series A, Corporate Bond Series B, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global Aggressive Bond Series A, Global Aggressive Bond Series B, High Yield Series A, High Yield Series B, Emerging Markets Total Return Series A, Emerging Markets Total Return Series B, Global Asset Allocation Series A and Global Asset Allocation Series B.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
         (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National
                  Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A and B shall
                  represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Limited Maturity
                  Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.
                  Outstanding shares of Global Aggressive Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of High Yield Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Emerging Markets
                  Total Return Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Global Asset
                  Allocation Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, and Global Asset Allocation Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, or Global Asset Allocation Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Limited Maturity Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Limited Maturity Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected

         Limited Maturity Bond Series. Stockholders of the Limited Maturity Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Aggressive Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global Aggressive Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Aggressive Bond Series. Stockholders of the Global Aggressive Bond Series A and B shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of High Yield Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to High Yield Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected High Yield Series. Stockholders of the High Yield Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Emerging Markets Total Return Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Emerging Markets Total Return Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Emerging Markets Total Return Series. Stockholders of the Emerging Markets Total Return Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global Asset Allocation Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Asset Allocation Series. Stockholders of the Global Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global Aggressive Bond Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, or Global Asset Allocation Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B, U.S. Government Series B, Limited Maturity Bond Series B, Global Aggressive Bond Series B, High Yield Series B, Emerging Markets Total Return Series B, or Global Asset Allocation Series B, (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Corporate Bond Series A, U.S. Government Series A, Limited Maturity Bond Series A, Global Aggressive Bond Series A, High Yield Series A, Emerging Markets Total Return Series A, or Global Asset Allocation Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 12th day of March, 1997.

                                                    L. CHARMAINE LUCAS
                                          --------------------------------------
                                                      Notary Public
(NOTARIAL SEAL)

My commission expires April 1, 1998

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 10th day of February, 1999, adopted resolutions (i) establishing three new series of common stock in addition to those fourteen series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the seventeen separate series of common stock of the corporation. Resolutions were also adopted, which for the three new series set forth and for the existing fourteen reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of Security Income Fund in addition to the fourteen separate series of common stock presently issued by the fund designated as Corporate Bond Series A, Corporate Bond Series B, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global High Yield Series A, Global High Yield Series B, High Yield Series A, High Yield Series B, Emerging Markets Total Return Series A, Emerging Markets Total Return Series B, Global Asset Allocation Series A and Global Asset Allocation Series B; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the seventeen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish three new series of Security Income Fund designated as Capital Preservation Series A, Capital Preservation Series B and Capital Preservation Series C.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Corporate Bond Series A, Corporate Bond Series B, Corporate Bond Series C, U.S. Government Series A, U.S. Government Series B, Limited Maturity Bond Series A, Limited Maturity Bond Series B, Global High Yield Series A, Global High Yield Series B, High Yield Series A, High Yield Series B, Emerging Markets Total Return Series A, Emerging Markets Total Return Series B, Global Asset Allocation Series A, Global Asset Allocation Series B, Capital Preservation Series A, Capital Preservation Series B and Capital Preservation Series C.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
         (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.       (a)      The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Conduct Rules of the National Association of Securities Dealers, Inc., as from time to time amended.

         (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

5.       (a)      Outstanding shares of Corporate Bond Series A, and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of U.S. Government Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Limited Maturity
                  Bond Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.
                  Outstanding shares of Global High Yield Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of High Yield Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Emerging Markets
                  Total Return Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Global Asset
                  Allocation Series A and B
                  shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors. Outstanding shares of Capital Preservation Series A, B and C shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

         (b) All cash and other property received by the corporation from the sale of shares of Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global High Yield Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, Global Asset Allocation Series A and B and Capital Preservation Series A, B and C respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global High Yield Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, Global Asset Allocation Series A and B, or Capital Preservation Series A, B and C to which they relate and held for the benefit of the stockholders owning shares of such series.

         (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

         (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Corporate Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Corporate Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Corporate Bond Series. Stockholders of the Corporate Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of U.S. Government Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular Series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected U.S. Government Series. Stockholders of the U.S. Government Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Limited Maturity Bond Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Limited Maturity Bond Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Limited Maturity Bond Series. Stockholders of the Limited Maturity Bond Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global High Yield Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global High Yield Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global High Yield Series. Stockholders of the Global High Yield Series A and B shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of High Yield Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to High Yield Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected High Yield Series. Stockholders of the High Yield Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Emerging Markets Total Return Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Emerging Markets Total Return Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Emerging Markets Total Return Series. Stockholders of the Emerging Markets Total Return Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Global Asset Allocation Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Asset Allocation Series. Stockholders of the Global Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Capital Preservation Series A, B and C represent a stockholder interest in a particular fund of assets and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Capital Preservation Series A, B or C and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Capital Preservation Series. Stockholders of the Capital Preservation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Corporate Bond Series A and B, U.S. Government Series A and B, Limited Maturity Bond Series A and B, Global High Yield Series A and B, High Yield Series A and B, Emerging Markets Total Return Series A and B, Global Asset Allocation Series A and B, or Capital Preservation Series A, B and C the holders of shares of the other series shall have no rights in or to such dividends.

8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

9. On the eighth anniversary of the purchase of shares of the Corporate Bond Series B, U.S. Government Series B, Limited Maturity Bond Series B, Global High Yield Series B, High Yield Series B, Emerging Markets Total Return Series B, Global Asset Allocation Series B, or Capital Preservation Series B (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Corporate Bond Series A, U.S. Government Series A, Limited Maturity Bond Series A, Global High Yield Series A, High Yield Series A, Emerging Markets Total Return Series A, Global Asset Allocation Series A, or Capital Preservation Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 22nd day of April, 1999.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 22nd day of April, 1999.

                                                     ANNETTE E. CRIPPS
                                          --------------------------------------
                                                      Notary Public

My commission expires 7-8-2001

                       AMENDED CERTIFICATE OF DESIGNATION
                           OF GLOBAL HIGH YIELD SERIES
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated and do hereby declare the following:

WHEREAS, the Board of Directors of Security Income Fund approved the liquidation and dissolution of the Global High Yield Series A and B of the Fund pursuant to the Plan of Liquidation and Dissolution for the Series; and

WHEREAS, the Plan of Liquidation and Dissolution was approved by the vote of the holders of a majority of outstanding voting securities of Global High Yield Series A and B of Security Income Fund at the Fund's special meeting of stockholders held on April 26, 1999; and

WHEREAS, the assets of the Global High Yield Series A and Global High Yield Series B of the Security Income Fund were liquidated on May 6, 1999; and

WHEREAS, a pro rata share of the liquidation proceeds was sent to each shareholder of record of the Series as of the date of liquidation;

NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Global High Yield Series A or Global High Yield Series B and no shares of the Series will be issued.

FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Global High Yield Series A and Global High Yield Series B from Security Income Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 6th day of May, 1999.


                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 6th day of May, 1999.


                                                    ANNETTE E. CRIPPS
                                          --------------------------------------
                                                      Notary Public

My commission expires 7-8-2001.

                       AMENDED CERTIFICATE OF DESIGNATION
                     OF EMERGING MARKETS TOTAL RETURN SERIES
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated and do hereby declare the following:

WHEREAS, the Board of Directors of Security Income Fund approved the liquidation and dissolution of the Emerging Markets Total Return Series A and B of the Fund pursuant to the Plan of Liquidation and Dissolution for the Series; and

WHEREAS, the Plan of Liquidation and Dissolution was approved by the vote of the holders of a majority of outstanding voting securities of Emerging Markets Total Return Series A and B of Security Income Fund at the Fund's special meeting of stockholders held on April 26, 1999; and

WHEREAS, substantially all of the assets of the Emerging Markets Total Return Series A and Series B of the Security Income Fund were distributed ratably to shareholders of record as of May 6, 1999; and

WHEREAS, all remaining assets of the Emerging Markets Total Return Series A and Series B of the Security Income Fund were distributed ratably to each shareholder of record of the Series as of the date of liquidation, September 2, 1999;

NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Emerging Markets Total Return Series A or Emerging Markets Total Return Series B and no shares of the Series will be issued.

FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Emerging Markets Total Return Series A and Emerging Markets Total Return Series B from Security Income Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 13th day of September, 1999.

                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 13th day of September, 1999.


                                                    ANNETTE E. CRIPPS
                                          --------------------------------------
                                                      Notary Public

My commission expires 7-8-2001.

                       AMENDED CERTIFICATE OF DESIGNATION
                        OF GLOBAL ASSET ALLOCATION SERIES
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated and do hereby declare the following:

WHEREAS, the Board of Directors of Security Income Fund approved the liquidation and dissolution of the Global Asset Allocation Series A and B of the Fund pursuant to the Plan of Liquidation and Dissolution for the Series; and

WHEREAS, the Plan of Liquidation and Dissolution was approved by the vote of the holders of a majority of outstanding voting securities of Global Asset Allocation Series A and B of Security Income Fund at the Fund's special meeting of stockholders held on April 26, 1999; and

WHEREAS, substantially all of the assets of the Global Asset Allocation Series A and Series B of the Security Income Fund were distributed ratably to shareholders of record as of May 6, 1999; and

WHEREAS, all remaining assets of the Global Asset Allocation Series A and Series B were distributed ratably to each shareholder of record of the Series as of the date of liquidation, September 2, 1999;

NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Global Asset Allocation Series A or Global Asset Allocation Series B and no shares of the Series will be issued.

FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Global Asset Allocation Series A and Global Asset Allocation Series B from Security Income Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 13th day of September, 1999.


                                          JOHN D. CLELAND
                                          --------------------------------------
                                          John D. Cleland, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 13th day of September, 1999.


                                                    ANNETTE E. CRIPPS
                                          --------------------------------------
                                                      Notary Public

My commission expires 7-8-2001.

                       AMENDED CERTIFICATE OF DESIGNATION
                                CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of February, 2000, adopted resolutions changing the name of U.S. Government Series A and U.S. Government Series B, existing series of common stock of Security Income Fund, which resolutions are provided in their entirety as follows:

         WHEREAS, the Board of Directors has approved the change in name of the series of common stock, from U. S. Government Series A and B to Diversified Income Series A and B to more accurately reflect the investment policies of the Series;

         WHEREAS, there are no changes in the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

         NOW, THEREFORE, BE IT RESOLVED, that, the name of U. S. Government Series A and U. S. Government Series B of Security Income Fund is hereby changed to Diversified Income Series A and Diversified Income Series B;

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective, including but not limited to filing with the Kansas Secretary of State's Office the corporation's amended certificate of designation.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 28th day of February, 2000.

                                          JAMES R. SCHMANK
                                          --------------------------------------
                                          James R. Schmank, Vice President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, Vice President, and Amy
J. Lee, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 28th day of February, 2000.


                                          MARCIA J. JOHNSON
                                          --------------------------------------
                                          Notary Public

My commission expires:  March 23, 2001

                       AMENDED CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of February, 2000, adopted resolutions establishing two new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

         RESOLVED, that the officers of Security Income Fund are hereby directed and authorized to establish two new series of the Security Income Fund designated as Diversified Income Series C and High Yield Series C.

         FURTHER RESOLVED, that, the officers of Security Income Fund are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each new series of the corporation, which consist of Diversified Income Series C and High Yield Series C.

         FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each of the series of Security Income Fund shall be as set forth in the resolution adopted by the Board of Directors of Security Income Fund on February 10, 1999, which resolution is hereby incorporated by reference.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                          JAMES R. SCHMANK
                                          --------------------------------------
                                          James R. Schmank, Vice President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, Vice President, and Amy
J. Lee, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of May, 2000.


                                          MARCIA J. JOHNSON
                                          --------------------------------------
                                          Notary Public

My commission expires:  March 23, 2001

                       AMENDED CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of July, 2000, adopted resolutions establishing three new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

         WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of Security Income Fund in addition to the separate series of common stock presently issued by the corporation;

         WHEREAS, Security Income Fund presently issues its shares in the following Series: Diversified Income Series A, B, C and S ("Diversified Income Fund"), High Yield Series A, B, C and S ("High Yield Fund"), and Capital Preservation Series A, B, C and S ("Capital Preservation Fund"), (each referred to herein as a "Fund" and collectively the "Funds"); and

         WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation.

         NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish three new series of the Security Income Fund designated as Diversified Income Series S, High Yield Series S, and Capital Preservation Series S.

         FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each new series of the corporation.

         FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment
                           Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Conduct Rules of the National Association of Securities Dealers, Inc., as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

         5.       (a)      Outstanding shares of each Fund shall represent a
                           stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors.

                  (b) All cash and other property received by the corporation from the sale of shares of a Fund, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Fund, to which they relate and held for the benefit of the stockholders owning shares of such Fund.

                  (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

                  (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

         6. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

         7. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of a Fund represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for each series of that Fund in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of each Fund shall share in dividends declared and paid with respect to such Fund pro rata based on their ownership of shares of such Fund.

         8. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

         9. On the eighth anniversary of the purchase of shares of the Diversified Income Series B, High Yield Series B, and Capital Preservation Series B, (except those purchased through the reinvestment of dividends and other distributions), such shares will automatically convert to shares of Diversified Income Series A, High Yield Series A, Capital Preservation Series A, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 14th day of August, 2000.

                                          JAMES R. SCHMANK
                                          --------------------------------------
                                          James R. Schmank, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS                )
                               ) ss.
COUNTY OF SHAWNEE              )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 14th day of August, 2000.


                                          MARCIA J. JOHNSON
                                          --------------------------------------
                                          Notary Public

My commission expires:  March 23, 2001

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, James R. Schmank, President, and Amy J. Lee, Secretary of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Amended Certificate of Designation of Series of Common Stock in accordance with Sections 17-6401 and 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 17th day of December 2003, adopted resolutions establishing three new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

NOW, THEREFORE, BE IT RESOLVED, that the officers of Security Income Fund are hereby directed and authorized to establish three new series of Security Income Fund designated as Income Opportunity Series A, Income Opportunity Series B and Income Opportunity Series C.

FURTHER RESOLVED, that the officers of Security Income Fund are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of Income Opportunity Series A, Income Opportunity Series B, and Income Opportunity Series C.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Income Fund shall be as set forth in the minutes of the February 10, 1999 meeting of this Board of Directors, which preferences, rights, privileges and restrictions are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that the officers of Security Income Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 16th day of January, 2004.


                                          JAMES R. SCHMANK
                                          --------------------------------------
                                          James R. Schmank, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, SHELLEY R. GOWER, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 16th day of January, 2004.


                                                     SHELLEY R. GOWER
                                          --------------------------------------
                                                      Notary Public

My commission expires APRIL 7, 2006

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS                )
                               ) ss.
COUNTY OF SHAWNEE              )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 9th day of May 2008, adopted resolutions establishing a new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Income Fund, which resolutions are provided in their entirety as follows:

                  WHEREAS, Security Income Fund presently issues its shares in the following Series: Diversified Income Series A, B and C ("Diversified Income Fund"), High Yield Series A, B and C ("High Yield Fund"), Income Opportunity Series A, B and C ("Income Opportunity Fund") and Capital Preservation Series A, B and C ("Capital Preservation Fund"), (each referred to herein as a "Fund" and collectively the "Funds"); and

                  WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of Security Income Fund in addition to the separate series of common stock presently issued by the corporation designated as: High Yield Institutional Series; and

                  WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation; and

                  WHEREAS, the Institutional Series (defined below) are subject to a minimum account balance for holding shares in the Institutional Series; and

                  WHEREAS, the Board of Directors believes it would be in the best interest of the Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

                  NOW, THEREFORE, BE IT RESOLVED, that, the officers of Security Income Fund are hereby directed and authorized to establish a new series of the Security Income Fund designated High Yield Institutional Series.

                  FURTHER RESOLVED, that, the officers of Security Income Fund are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of High Yield Institutional Series.

                  FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of the new series of Security Income Fund shall be as follows:

         1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

         2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

         3.       (a)      The corporation shall redeem any of its shares for
                           which it has received payment in full that may be presented to the corporation, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and
                           Regulations promulgated thereunder, as from time to time amended.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

         4.       (a)      The corporation, pursuant to a resolution by the
                           Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months
                           (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

                  (b) The High Yield Institutional Series (the "Institutional Series"), pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

         5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

         6.       (a)      Outstanding shares of High Yield Institutional Series
                           shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for the series.

                  (b) All cash and other property received by the corporation from the sale of shares of the High Yield Institutional Series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the High Yield Institutional Series, to which they relate and held for the benefit of the stockholders owning shares of such series.

                  (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

                  (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

         7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

         8.       (a)      Dividends may be paid when, as and if declared by the
                           Board of Directors out of funds legally available therefor.

                  (b) Shares of High Yield Institutional Series represent a stockholder interest in a particular fund of assts held by the corporation and, accordingly, dividends shall be calculated and declared for this series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the High Yield Institutional Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

                  (c) Whenever dividends are declared and paid with respect to the High Yield Institutional Series, the holders of shares of the other series have no rights in or to such dividends.

         9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

                  FURTHER RESOLVED, that the officers of Security Income Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 8th day of July 2008.

                                          CINDY SHIELDS
                                          --------------------------------------
                                          Cindy Shields, Vice President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary
STATE OF KANSAS                )
                               ) ss.
COUNTY OF SHAWNEE              )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 8th day of July, 2008.


                                          SHELLEY GOWER
                                          --------------------------------------
                                          Shelley Gower, Notary Public

My commission expires:
4-7-2010

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary of Security Income Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

         WHEREAS, the Board of Directors of Security Income Fund approved the liquidation and dissolution of Income Opportunity Series of the Fund pursuant to the Plan of Reorganization for the Series; and

         WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of Income Opportunity Series of Security Income Fund at the Fund's special meeting of stockholders held on June 6, 2008; and

         WHEREAS, the assets of the Income Opportunity Series of the Security Income Fund were liquidated on July 25, 2008; and

         WHEREAS, a pro rata share of the High Yield Series of Security Income Fund was issued to each shareholder of record of the Income Opportunity Series as of the date of liquidation;

         NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Income Opportunity Series and no shares of the Series will be issued.

         FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Income Opportunity Series from Security Income Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 30th day of September, 2008.


                                          CINDY SHIELDS
                                          --------------------------------------
                                          Cindy Shields, President

                                          AMY J. LEE
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Shelley R. Gower a Notary Public in and for the County and State aforesaid, came CINDY SHIELDS, Vice President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as Vice President and Secretary, respectively, and duly acknowledged the execution of the same this 30th day of September, 2008.


                                                      SHELLEY R. GOWER
                                          --------------------------------------
                                                      Notary Public

My commission expires:
4-7-2010

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, Richard M. Goldman, President, and Amy J. Lee, Secretary of Security Income Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

         WHEREAS, the Board of Directors of Security Income Fund approved the liquidation and dissolution of Capital Preservation Series of the Fund pursuant to the Plan of Reorganization for the Series; and

         WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of Capital Preservation Series of Security Income Fund at the Fund's special meeting of stockholders held on January 23, 2009; and

         WHEREAS, the assets of the Capital Preservation Series of the Security Income Fund were liquidated on February 20, 2009; and

         WHEREAS, a pro rata share of the Diversified Income Series of Security Income Fund was issued to each shareholder of record of the Capital Preservation Series as of the date of liquidation;

         NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Capital Preservation Series and no shares of the Series will be issued.

         FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Capital Preservation Series from Security Income Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 14th day of July 2009.


                                          Richard M. Goldman
                                          --------------------------------------
                                          Richard M. Goldman, President

                                          Amy J. Lee
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Shelley R. Gower, a Notary Public in and for the County and State aforesaid, came RICHARD M. GOLDMAN, President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as Vice President and Secretary, respectively, and duly acknowledged the execution of the same this 14th day of July 2009.


                                                     Shelley R. Gower
                                          --------------------------------------
                                                      Notary Public

My commission expires:
4-7-2010

                       AMENDED CERTIFICATE OF DESIGNATION
                                CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY INCOME FUND


STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

We, Richard M. Goldman President, and Amy J. Lee, Secretary, of Security Income Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 15th day of August, 2008, adopted resolutions changing the name of Diversified Income Series A, Diversified Income Series B, and Diversified Income Series C, existing series of common stock of Security Income Fund, which resolutions are provided in their entirety as follows:

         WHEREAS, the Board of Directors has approved the change in name of the series of common stock, from Diversified Income Series A, B and C to U.S. Intermediate Bond Series A, B and C to more accurately reflect the investment policies of the Series;

         WHEREAS, there are no changes in the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

         NOW, THEREFORE, BE IT RESOLVED, that, the name of Diversified Income Series A, Diversified Income Series B, and Diversified Income Series C of Security Income Fund is hereby changed to U.S. Intermediate Bond Series A, U.S. Intermediate Bond Series B and U.S. Intermediate Bond Series C;

         FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective, including but not limited to filing with the Kansas Secretary of State's Office the corporation's amended certificate of designation.

         IN WITNESS WHEREOF, we have hereunto set our hands this 14th day of July 2009.


                                          Richard M. Goldman
                                          --------------------------------------
                                          Richard M. Goldman, President

                                          Amy J. Lee
                                          --------------------------------------
                                          Amy J. Lee, Secretary

STATE OF KANSAS               )
                              ) ss.
COUNTY OF SHAWNEE             )

         Be it remembered, that before me, Shelley R. Gower a Notary Public in and for the County and State aforesaid, came RICHARD M. GOLDMAN, President, and AMY J. LEE, Secretary, of the Security Income Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as Vice President and Secretary, respectively, and duly acknowledged the execution of the same this 14th day of July 2009.


                                                     Shelley R. Gower
                                          --------------------------------------
                                                      Notary Public
My commission expires:
4-7-2010